Profile: Key Statistics: (Data as of 09.30.20) S&T Bancorp, Inc. is a $9.2 billion financial holding company headquartered in Indiana, PA, located about 55 miles Stock Price $17.69 Total Assets (in $ millions) $9,191 northeast of Pittsburgh, PA. Market Cap (in $ millions) $694 Founded in 1902 with a single location in Common BV/Share $29.10 Indiana, PA, S&T Bancorp, Inc. has Dividend Yield (annualized) 6.33 % expanded to five markets including Tangible BV/Share (non- GAAP) $19.40 Price/Earnings (LTM) 32.8 Western PA, Eastern PA, Northeast OH, Central OH and Upstate NY. S&T provides a full range of financial services to individuals and businesses in PA and OH and has loan production offices in Upstate NY. & Investment Thesis: S T Operates in • Above peer performance Five Markets • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Exposure to five regional markets • The right size Recent Mergers and Expansions: November 30, 2019 August 13, 2018 Eastern PA Northeast OH DNB Bank acquired LPO opens in Independence OH November 4, 2019 October 31, 2016 Eastern PA Western PA LPO opens in Greater Berks, PA LPO opens in Pittsburgh, PA May 29, 2019 (LPO 2015) December 21, 2015 (LPO 2012) Upstate NY Northeast OH LPO opens in Buffalo, NY Branch opens in Akron, OH April 22, 2019 March 4, 2015 Northeast OH Eastern PA Branch opens in Cuyahoga Falls, OH Integrity Bank acquired March 4, 2019 (LPO 2014) Central OH Branch opens in Hillard, OH Rated highest in customer satisfaction with retail banking in the Mid-Atlantic Region. S&T Bank received the highest score in the Mid-Atlantic Region of the J.D. Power 2020 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their own retail bank. Visit jdpower.com/awards.

Senior Management: Financial Highlights: Todd D. Brice 3Q YTD Chief Executive Officer 2019 3Q YTD 2020 Excludes Merger 2020 Excludes Fraud (1) 2019 Expenses (2) 2018 David G. Antolik Net Income (in thousands) ($3,136) $43,214 $98,234 $107,478 $105,334 President Diluted Earnings per Share ($0.08) $1.11 $2.82 $3.09 $3.01 Mark Kochvar Chief Financial Officer Dividends Declared per Share $0.84 $1.09 $0.99 Investor Relations Contact: Total Assets (in millions) $9,191 $8,765 $7,252 Mark Kochvar Total Loans (in millions) $7,412 $7,142 $5,949 S&T Bancorp, Inc. Total Deposits (in millions) $7,634 $7,037 $5,674 800 Philadelphia Street Indiana, PA 15701 724.465.4826 Return on Average Assets(3) (0.05%) 0.63% 1.32% 1.45% 1.50% mark.kochvar@stbank.com (3) Return on Average Equity (0.36%) 4.91% 9.98% 10.92% 11.60% (3) For more information visit Return on Tangible Equity (non-GAAP) (0.27%) 7.52% 14.41% 15.76% 17.14% stbancorp.com or stbank.com. Net Interest Margin (FTE) (non-GAAP) 3.37% 3.64% 3.64% Common stock traded on the NASDAQ under the symbol STBA Nonperforming Assets/ Loans + OREO 1.17% 0.81% 0.83% Allowance for Credit Losses/ Total Analyst Coverage: Portfolio Loans 1.64% 0.87% 1.03% (3) The following analysts published research Net Loan Charge-offs/Average Loans 1.66% 0.60% 0.22% 0.18% about S&T Bancorp, Inc. in 2020. DA Davidson Risk-based Capital - Total 13.18% 13.22% 13.21% Russell Gunther • 212.223.5403 Tangible Common Equity/ Tangible (3) rgunther@dadco.com Assets (non-GAAP) 8.64% 9.68% 9.28% (1) Keefe, Bruyette & Woods These are non-GAAP numbers that are adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during the three months ended June 30, 2020 Collyn Gilbert • 973.549.4092 (2) These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Collyn.gilbert@kbw.com (3) Annualized Raymond James William J. Wallace IV • 301.657.1548 Total Annualized Shareholder Return william.wallace@raymondjames.com Includes reinvested dividends (Data as of 09.30.20) Stephens Matt Breese • 401.658.1114 1 YR 3 YR 5 YR 10 YR Matt.breese@stephens.com STBA (49.53%) (21.20%) (8.99%) 3.06% Boenning & Scattergood Joseph Plevelich • 610.862.5328 S&P 600 Bank (31.86%) (11.70%) (0.18%) 8.00% jplevelich@boenninginc.com NASDAQ Bank (28.55%) (11.55%) 0.35% 6.63% S&P 500 15.09% 12.25% 14.12% 13.72% Source: Bloomberg This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from the results discussed in these statements. These risks are detailed in the company’s latest form 10- K filed with the Securities and Exchange Commission and any subsequently filed reports containing updates to these risks. Any such forward-looking statement or other information herein speaks only as of the particular dates referenced or the date such information or statement is made, and S&T undertakes no obligation to update any such information. This document also contains or references, certain non-GAAP financial measures. Although S&T believes that these measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP, and should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries.